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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 27, 2003

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                        1-16455                  76-0655566
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)


           1111 LOUISIANA STREET
              HOUSTON, TEXAS                           77002
 (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.

            99.1 Consolidated interim financial statements of Reliant Energy Mid-Atlantic Power Holdings, LLC, a wholly-owned subsidiary of Reliant Resources, Inc., and management's narrative analysis of financial condition and results of operations for the quarterly periods ended March 31, 2002 and 2003.


ITEM 9. REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99.1 and incorporated by reference herein are the consolidated interim financial statements of Reliant Energy Mid-Atlantic Power Holdings, LLC, a wholly-owned subsidiary of Reliant Resources, Inc., and management's narrative analysis of financial condition and results of operations for the quarterly periods ended March 31, 2002 and 2003.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RELIANT RESOURCES, INC.
                                          (Registrant)



Date: May 27, 2003                  By: /s/ Thomas C. Livengood
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                                        Thomas C. Livengood
                                        Vice President and
                                        Controller

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                                  EXHIBIT INDEX

 Exhibit
 Number     Exhibit Description
 ------     -------------------
  99.1      Consolidated interim financial statements of Reliant Energy
            Mid-Atlantic Power Holdings, LLC, a wholly-owned subsidiary of Reliant Resources, Inc., and management's narrative analysis of financial condition and results of operations for the quarterly periods ended March 31, 2002 and 2003.